Exhibit 99.3

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The unaudited pro forma combined financial statements presented below are derived from the historical financial statements of ADMA Biologics, Inc. (the “Company”) and Biotest Pharmaceuticals Corporation’s therapy business (the “Therapy Business Unit”), adjusted to give effect to the Company’s acquisition of the Therapy Business Unit (the “Acquisition”) (through the Company’s wholly owned subsidiary, ADMA BioManufacturing, LLC, a Delaware limited liability company).

To produce the pro forma financial information, the Company used the purchase method of accounting and allocated the purchase price using its best estimates. The unaudited pro forma combined financial statements should be read in conjunction with the accompanying notes and the respective historical financial information from which it was derived, including:

•	The historical financial statements and the accompanying notes of the Company as of and for the years ended December 31, 2016 and 2015, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

•	The historical carve-out financial statements and the accompanying notes of the Therapy Business Unit as of and for the years ended December 31, 2016 and 2015.

•	The unaudited financial statements and the accompanying notes of the Company as of and for the three months ended March 31, 2017, included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2017.

•	The unaudited financial statements and the accompanying notes of the Therapy Business Unit as of and for the three months ended March 31, 2017.

The unaudited pro forma combined balance sheet as of March 31, 2017 gives effect to the Acquisition as if it had occurred on March 31, 2017. The unaudited pro forma combined statements of operations for the year ended December 31, 2016 and the three months ended March 31, 2017 give effect to the Acquisition as if it had occurred on January 1, 2016.

The pro forma adjustments are preliminary and have been made solely for informational purposes. The actual results reported by the Company in periods following the Acquisition may differ significantly from that reflected in these unaudited pro forma combined financial statements for a number of reasons, including but not limited to cost savings from operating efficiencies, synergies, and the impact of the incremental costs incurred in integrating the Therapy Business Unit. As a result, the pro forma combined financial statements are not intended to represent and do not purport to be indicative of what the combined financial condition or results of operations of the Company and the Therapy Business Unit would have been had the Acquisition been completed on the applicable dates. In addition, the pro forma combined financial statements do not purport to project the future financial condition and results of operations of the Company or the Therapy Business Unit. In the opinion of management, all necessary adjustments to the unaudited pro forma financial information have been made.

The pro forma combined financial statements are based on various assumptions, including assumptions relating to the consideration paid and the allocation thereof to the assets acquired and liabilities assumed from the Therapy Business Unit. The pro forma assumptions and adjustments are described in the accompanying notes presented on the following pages. Pro forma adjustments are those that are directly attributable to the Acquisition, are factually supportable and, with respect to the unaudited pro forma combined statements of operations, are expected to have a continuing impact on the consolidated results. The final consideration paid and the allocation thereof may differ from that reflected in the pro forma combined financial statements after final valuation procedures are concluded and estimates are refined. The unaudited pro forma combined financial statements do not reflect any cost savings from operating efficiencies or synergies that could result from the Acquisition or any potential reorganization and restructuring expenses.

ADMA BIOLOGICS, INC. AND THE THERAPY BUSINESS UNIT UNAUDITED PRO FORMA COMBINED BALANCE SHEET AS OF MARCH 31, 2017

	ADMA Biologics, Inc.	The Therapy Business Unit	Pro Forma Adjustments	Footnote Reference	Pro Forma ADMA Biologics, Inc.
ASSETS
Current Assets:
Cash and Cash Equivalents	$8,542,928	$ ─	$27,310,149	A1	$35,853,077
Short-Term Investments	245,000	─	─		245,000
Accounts Receivable	839,938	3,027,623	(3,027,623)	A2	839,938
Inventories	5,308,492	9,660,822	(1,463,469)	A3	13,505,845
Prepaid Expenses and Other Current Assets	746,846	1,750,992	(1,561,141)	A4	936,697
Total Current Assets	15,683,204	14,439,437	21,257,916		51,380,557
Property and Equipment at Cost, Net	1,882,151	22,100,436	5,948,200	A5	29,930,787

Other Assets:
Intangible Assets, net	─	109,555	5,974,469	A6	6,084,024
Goodwill	─	─	3,529,509	A7	3,529,509
Long-term Deposits	─	518,678	(518,678)	A8	─
Deposits	29,563	─	─		29,563
Assets to be transferred to BPCTU (LHI Plasma Centers)	─	─	1,802,107	A9	1,802,107
Total Other Assets	29,563	628,233	10,787,407		11,445,203

TOTAL ASSETS	$17,594,918	$37,168,106	$37,993,523		$92,756,547

LIABILITIES AND STOCKHOLDERS' (DEFICIENCY) EQUITY
Current Liabilities:
Accounts Payable	$3,904,445	$3,713,744	$(3,713,744)	A10	$3,904,445
Accrued Expenses	2,224,719	3,793,514	(1,490,197)	A11	4,528,036
Current Portion of Note Payable	6,666,667	─	─		6,666,667
Current Portion of Deferred Revenue	145,154	─	─		145,154
Current Portion of Leasehold Improvement Loan	16,935	─	─		16,935
Total Current Liabilities	12,957,920	7,507,258	(5,203,941)		15,261,237
Notes Payable, Net of Debt Discount	10,845,226	─	─		10,845,226
End of Term Liability, Notes Payable	1,790,000	─	─		1,790,000
Deferred Revenue, net of current portion	2,654,325	─	─		2,654,325
Deferred Rent Liability	90,476	─	─		90,476
Leasehold Improvement Loan	15,319	─	─		15,319
Other Liabilities	─	84,440	(84,440)	A12	─
BPCTU Debt	─	─	15,000,000	A13	15,000,000
Purchase Price Payable on January 1, 2019 (2 Plasma Centers)	─	─	12,621,844		12,621,844
TOTAL LIABILITIES	28,353,266	7,591,698	22,333,463		58,278,427

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' (DEFICIENCY) EQUITY
Common Stock voting $0.0001 par value 75,000,000 shares authorized, and 17,182,321 shares issued and outstanding as of March 31, 2017 and December 31, 2016, respectively	1,289	─	430		1,719
Common Stock non-voting $0.0001 par value 75,000,000 shares authorized, and 8,591,160 shares issued and outstanding as of March 31, 2017 and December 31, 2016, respectively	─	─	859		859
Additional Paid-In Capital	102,712,144	─	47,164,179		149,876,323
Accumulated Deficit	(113,471,781)	─	(1,929,000)		(115,400,781)
Net Invested Equity	─	29,576,408	(29,576,408)		─
TOTAL STOCKHOLDERS' (DEFICIENCY) EQUITY	(10,758,348)	29,576,408	15,660,060		34,478,120
TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIENCY) EQUITY	$17,594,918	$37,168,106	$37,993,523		$92,756,547

See Notes to the Unaudited  Pro Forma Combined Financial Statements.

ADMA BIOLOGICS, INC. AND THE THERAPY BUSINESS UNIT UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2016

	ADMA Biologics, Inc.	The Therapy Business Unit	Pro Forma Adjustments	Footnote Reference	Pro Forma ADMA Biologics, Inc.
Statement of Operations Data:
REVENUES:
Product revenue	$10,518,203	$76,505,037	$(460,000)	A14	$86,563,240
License and other revenue	142,834	─	─		142,834
Total Revenues	10,661,037	76,505,037	(460,000)		86,706,074
COST OF GOODS SOLD
Total Cost of Goods Sold	6,360,761	106,944,127	(882,090)	A15	112,422,798
GROSS MARGIN	4,300,276	(30,439,090)	422,090		(25,716,724)
Operating Expenses:
Research and development	7,688,238	5,414,784	(460,000)	A14	12,643,022
Plasma centers	5,447,691	─	─		5,447,691
Amortization of intangibles	─	─	1,095,314	A16	1,095,314
General and administrative	8,494,742	28,237,172	(1,900,000)	A17	34,831,914
TOTAL OPERATING EXPENSES	21,630,671	33,651,956	(1,264,686)		54,017,941
LOSS FROM OPERATIONS	(17,330,395)	(64,091,046)	1,686,776		(79,734,665)
OTHER INCOME (EXPENSE):
Interest income	50,317	7,447	─		57,764
Interest expense	(2,239,569)	(157,176)	(900,000)	A13	(3,296,745)
Other income	4,496	7,445	─		11,941
OTHER EXPENSE, NET	(2,184,756)	(142,284)	(900,000)		(3,227,040)
LOSS BEFORE INCOME TAXES	(19,515,151)	(64,233,330)	786,776		(82,961,705)
Provision for income taxes	─	(20,575)	─		(20,575)
NET LOSS	$(19,515,151)	$(64,253,905)	$786,776		$(82,982,280)
NET LOSS PER COMMON SHARE, Basic and Diluted	$(1.61)				$(3.40)
WEIGHTED AVERAGE SHARES
OUTSTANDING, Basic and Diluted	12,153,407				25,040,147

See Notes to the Unaudited  Pro Forma Combined Financial Statements.

ADMA BIOLOGICS, INC. AND THE THERAPY BUSINESS UNIT UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2017

	ADMA Biologics, Inc.	The Therapy Business Unit	Pro Forma Adjustments	Footnote Reference	Pro Forma ADMA Biologics, Inc.
Statement of Operations Data:
REVENUES:
Product revenue	$2,593,163	$11,093,778	$ ─		$13,686,941
License and other revenue	35,708	─	─		35,708
Total Revenues	2,628,871	11,093,778	─		13,722,649
COST OF GOODS SOLD
Cost of product revenue	1,616,287	16,166,476	137,454	A15	17,920,217
Total Cost of Goods Sold	1,616,287	16,166,476	137,454		17,920,217
GROSS MARGIN	1,012,584	(5,072,698)	(137,454)		(4,197,568)
Operating Expenses:
Research and development	1,192,727	777,087	─		1,969,814
Plasma centers	1,479,476	─	─		1,479,476
Amortization of intangibles	─	─	273,828	A16	273,828
General and administrative	4,277,384	2,316,670	(2,569,845)	A17	4,024,209
TOTAL OPERATING EXPENSES	6,949,587	3,093,757	(2,296,017)		7,747,327
LOSS FROM OPERATIONS	(5,937,003)	(8,166,455)	2,158,563		(11,944,895)
OTHER INCOME (EXPENSE):
Interest income	18,568	─	─		18,568
Interest expense	(618,528)	─	(225,000)	A13	(843,528)
Other income	─	1,139	─		1,139
OTHER EXPENSE, NET	(599,960)	1,139	(225,000)		(823,821)
LOSS BEFORE INCOME TAXES	(6,536,963)	(8,165,316)	1,933,563		(12,768,716)
Provision for income taxes	─	(5,144)	─		(5,144)
NET LOSS	$(6,536,963)	$(8,170,460)	$1,933,563		$(12,773,860)
NET LOSS PER COMMON SHARE, Basic and Diluted	$(0.51)	$(0.63)	$ ─		$(0.50)
WEIGHTED AVERAGE SHARES
OUTSTANDING, Basic and Diluted	12,886,741	12,886,740	─		25,773,481

See Notes to the Unaudited  Pro Forma Combined Financial Statements.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial information describes the pro forma effect of our acquisition of the Therapy Business Unit on our balance sheet and statement of operations as of and for the year ended December 31, 2016. Our unaudited pro forma combined financial statements reflect the elimination of all intercompany balances between us and the Therapy Business Unit.

(1) ACQUISITION OF CERTAIN ASSETS FROM BIOTEST

On January 21, 2017, the Company and its wholly-owned subsidiary, ADMA BioManufacturing, LLC, a Delaware limited liability company (“Buyer”), entered into a definitive Master Purchase and Sale Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”) with Seller, and for certain limited purposes set forth in the Purchase Agreement, Biotest AG (“Biotest”) and Biotest US Corporation, a Delaware corporation and subsidiary of Biotest (together with Biotest, the “Biotest Guarantors”), pursuant to which Buyer has agreed to acquire certain assets and assume certain liabilities constituting the therapy business of Seller (the “BPC Therapy Business Unit”). We refer to the foregoing transactions and the other transactions contemplated by the Purchase Agreement collectively in this proxy statement as the “Transaction.”

The BPC Therapy Business Unit has two FDA-approved marketed biopharmaceutical products, Nabi-HB® (“Nabi-HB®”) and Bivigam® (“Bivigam®”).  These products are manufactured at the BPC Therapy Business Unit’s plasma fractionation facility located in Boca Raton, Florida (the “Boca Facility”).  The facility is FDA-licensed and certified by the German Health Authorities.  In addition to Nabi-HB® and Bivigam®, the facility also provides contract manufacturing for certain clients, including the sale of intermediate by-products to Biotest.  Nabi-HB® is a hyperimmune globulin that is rich in antibodies to the hepatitis B virus.  Nabi-HB® is indicated for the treatment of acute exposure to blood containing hepatitis B surface antigen (“HBsAg”), prenatal exposure to infants born to HBsAg-positive mothers, sexual exposure to HBs-AG-positive persons and household exposure to persons with acute hepatitis B virus infection.  Bivigam® is an Immune Globulin Intravenous (Human), 10% Liquid, indicated for the treatment of primary humoral immunodeficiency.  In December 2016, the BPC Therapy Business Unit temporarily suspended the commercial production of Bivigam® in order to focus on the completion of planned improvements to the process.

Sale of the BPC Therapy Business Unit

Pursuant to the Purchase Agreement, Seller agreed to sell certain assets of the BPC Therapy Business Unit to ADMA in exchange for an equity interest in ADMA equal to 50% less one share of the issued and outstanding ADMA capital stock immediately following the closing of the transaction, which consists of 4,295,580 common voting shares and 8,591,160 non-voting common shares.  Seller will provide funding to ADMA at closing in the form of $12.5 million in cash and a $15.0 million unsecured loan. The term of the loan will be five years with 6% interest. The $15.0 million principal will be due at the end of the five year term. Furthermore, Seller will provide a firm equity commitment to invest an additional $12.5 million in future equity financings of ADMA.

Included in the assets to be sold at closing are Nabi-HB®, Bivigam®, Seller’s contract manufacturing agreements, the Boca Facility, as well as its investigational product Civacir. The acquisition also will include most of Seller’s corporate shared services group assets (other than accounts receivable) and Seller’s Boca Raton, Florida headquarters and real properties (other than a parcel of undeveloped land). Seller will retain all accounts receivable, all raw material plasma or intermediate inventories, its plasma centers and all related plasma center assets, and both center and corporate employees that directly support the plasma centers.

The Purchase Agreement also provides that, at the closing of the transaction, Seller and ADMA will enter into the following agreements: (i) a Transition Services Agreement pursuant to which each of Seller and ADMA agree to provide transition services to the other party, including services related to finance, human resources, information technologies, and clinical and regulatory for a period of up to 24 months after closing; as well as agreements to lease certain laboratory space within the Boca Facility to Seller for a period of up to 24 months after closing, and (ii) a Plasma Supply Agreement pursuant to which, Seller will supply hyperimmune plasma to ADMA for the manufacture of Nabi-HB®.

On January 1, 2019, as consideration for all of the above, ADMA will deliver to Seller two of ADMA’s plasma centers in Georgia for no additional consideration.

(2) PURCHASE PRICE ALLOCATION

Final Purchase Consideration:

Issuance of common stock (voting and non-voting) 12,886,740 shares at $3.66 per share	$47,165,468
Transfer of two FDA, GHA and MFDS licensed plasma collection centers	12,621,844
Final purchase consideration	$59,787,312

The fair value of the Company’s common stock was calculated using the Company’s closing Nasdaq Capital Markets quoted price of $3.66 as of June 6, 2017.

Preliminary Purchase Consideration Allocation:

The following table summarizes the allocation of the final purchase consideration to the assets acquired and liabilities assumed on June 6, 2017 based on their fair values:

Cash	$12,500,000
Inventory	8,197,353
Land and building	20,000,000
Property and equipment	8,209,800
Held for sale assets	845,389
Spare parts	795,553
Intangible rights to Nabi-HB®	4,100,046
Intangible rights to intermediate sales	907,421
Intangible rights to contract manufacturing agreement	1,076,557
Liabilities assumed - PTO	(374,317)
Total value received from BPC Therapy Unit	56,257,802
Goodwill	3,529,510
Final purchase consideration	$59,787,312

The Preliminary purchase price was allocated to the tangible and intangible assets acquired and liabilities assumed based on their fair values at the date of acquisition. The excess of the purchase price over the fair value of the assets acquired and liabilities assumed amounted to $3,529,510, which was allocated to goodwill. We expect that substantially all of the amount allocated to goodwill will not be deductible for tax purposes.

(3) PRO FORMA ADJUSTMENTS

I. Unaudited Pro Forma Combined Balance Sheet of ADMA Biologics, Inc.

(A1)	To record $12,310,149 of capital contribution (net of prepaid expenses $189,851) and $15,000,000 of a note payable provided by Seller upon the closing of the transaction.

(A2)	To eliminate Seller’s accounts receivable in accordance with the Purchase Agreement.

(A3)	To adjust the inventory balance to account for $3,527,971 of finished goods and consumable inventory with a step up valuation of $4,669,382 and to eliminate Seller’s inventory in accordance with the Purchase Agreement.

(A4)	To eliminate Seller’s prepaid expenses and other current assets in accordance with the Purchase Agreement.

(A5)	To record the value of land and building appraised at $20,000,000 and property and equipment estimated value of $8,209,800. Also, reclass assets to be transferred to Seller on January 1, 2019, the leasehold improvements of ADMA Biologics two FDA, GHA, MFDS licensed plasma collection centers of $1,802,107.

(A6)	To record the intangible value rights to Nabi-HB® of $4,100,046, the intangible rights of intermediate sales of $907,421, and the intangible rights of contract manufacturing agreement with a third party of $1,076,557.

(A7)	To record the goodwill assigned as part of this transaction’s purchase price of $3,529,510.

(A8)	To eliminate Seller’s long-term deposits in accordance with the Purchase Agreement.

(A9)	To record the value of the leasehold improvement assets of the two FDA, GHA, MFDS licensed plasma collection centers to be transferred to Seller on January 1, 2019.

(A10)	To eliminate Seller’s accounts payable in accordance with the Purchase Agreement.

(A11)	To eliminate Seller’s accrued expenses and to record $1,929,000 of transactions costs to be incurred and not accrued as of March 31, 2017, in addition to $374,317 of assumed accrued employee paid time off.

(A12)	To eliminate Seller’s other liabilities in accordance with the Purchase Agreement.

(A13)	To record the $15,000,000 note payable to Seller as part of the payment received by ADMA upon the closing of the transaction. Such note is payable in full five years from the date of the receipt of funds, with interest payments of 6% payable semi-annually in arrears in accordance with the Purchase Agreement.

II.  Unaudited Pro Forma Combined Statement of Operations of ADMA Biologics, Inc.

(A14)	To record the elimination of certain manufacturing services provided by BPC Therapy Business Unit to ADMA during the year ended December 31, 2016.

(A15)	To record depreciation of building and equipment related to the manufacturing of the BPC Therapy Business Unit based upon purchase price allocation.

(A16)	To record amortization of the intangible rights to Nabi-HB®, intermediate sales and contract manufacturing provided to third parties over a period of seven years, for the quarter ended March 31, 2017.

(A17)	To reduce expenses for transaction costs primarily attributed to legal, financial, due diligence consulting.

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